INVESTOR PRESENTATION JANUARY 2019

Forward Looking Statements This presentation contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward- looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods and our business and product development plans, including the advancement of our proprietary and co-development programs into and through the clinic. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and the Company's Quarterly Reports on Form 10-Q. 2

# Proprietary Anticalin® Protein Drug Class

## Pipeline Highlights

- **PRS-060:** Inhaled IL4-Rα antagonist for moderate-to-severe asthma (partnered with AstraZeneca)
- Next-generation respiratory: Includes 3 discovery-stage inhaled therapeutics programs (2 proprietary, 1 partnered with AstraZeneca)
- **PRS-343:** 4-1BB/HER2 bispecific for solid tumors
- **PRS-344:** 4-1BB/PD-L1 bispecific (partnered with Servier)



## Anchor Partnerships

- Validation through three anchor partnerships
- $120+M in upfront payments and milestones since January 2017
- Each partnership includes options for co-development & US-focused commercialization rights

## Projected Inflection Points

- Respiratory: Co-developed (AstraZeneca) inhaled IL4-Rα antagonist (PRS-060) MAD Phase I data, including FeNO reduction vs. placebo
- IO: Wholly-owned bispecific 4-1BB agonist (PRS-343) Phase I data in 2019
- Additional IO IND in 2019

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# Pipeline

| RESPIRATORY | | | | | | | |
|---|---|---|---|---|---|---|---|
| CANDIDATE | TARGETS | PARTNER | COMMERCIAL RIGHTS | DISCOVERY | PRECLINICAL | PHASE I | PHASE II |
| PRS-060 | IL4-Rα | AstraZeneca | Pieris Worldwide Profit-Share Option | | | | |
| Proprietary Programs | n.d. | n/a | Pieris Worldwide | | | | |
| AstraZeneca Program #2 | n.d. | AstraZeneca | AstraZeneca | | | | |
| *3 additional respiratory programs in collaboration with AstraZeneca | | | | | | | |

| IMMUNO-ONCOLOGY | | | | | | | |
|---|---|---|---|---|---|---|---|
| CANDIDATE | TARGETS | PARTNER | COMMERCIAL RIGHTS | DISCOVERY | PRECLINICAL | PHASE I | PHASE II |
| PRS-343 | HER2/4-1BB | n/a | Pieris Worldwide | | | | |
| | + Anti-PD-L1 | n/a | Pieris Worldwide | | | | |
| PRS-344 | PD-L1/4-1BB | SERVIER | Pieris U.S. Option | | | | |
| PRS-300 Series | n.d. | n/a | Pieris Worldwide | | | | |
| *3 additional IO bispecific programs in collaboration with Servier, with Pieris retaining US rights for 2 of 5 programs | | | | | | | |
| *3 bispecific programs in collaboration with Seattle Genetics, with Pieris retaining US rights for 1 program | | | | | | | |

| OTHER DISEASE AREAS | | | | | | | |
|---|---|---|---|---|---|---|---|
| CANDIDATE | TARGETS | PARTNER | COMMERCIAL RIGHTS | DISCOVERY | PRECLINICAL | PHASE I | PHASE II |
| PRS-080 | Hepcidin | ASKA | Major Markets Ex-ASKA Territories | | | | |

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# What are Anticalin proteins?

## A Novel Therapeutic Class with Favorable Drug-Like Properties

- Derived from lipocalins (human extracellular binding proteins)
  - TLC and NGAL lipocalins used as "templates" for drug development
- Engineerable binding pocket for robust target engagement
- Monomeric, monovalent, small size (~18 kDa vs 150kDa mAbs)
- Can be formulated for inhalable delivery
- Can be formatted into novel bi/multispecific constructs
- Broad IP position



Target
Anticalin Protein

## Underpinned by a Powerful Drug Discovery Platform

- Highly diverse libraries (>$10^{11}$) of potential drug candidates…
- Automated high-throughput drug screening technology (phage display)…
- Extensive protein engineering know-how…
- …resulting in high hit rates, quick-to-development candidates

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# Anticalin Protein-Based Drug Candidates can be Tailored to Multiple Formats



Building Blocks
Anticalin Protein
Antibody
Fc
Multispecific
Fc-Anticalin Proteins
Tetra'
Tri'
Bi'
Mono'
Pure
Anticalin Proteins
PRS-060
Multispecific
Antibody-Anticalin Proteins
PRS-343
PRS-344

**Potent Multi-Target Engagement • Novel Inhaled and Multispecific MoA • Favorable Drug-like Properties**

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# Partnerships

| AstraZeneca | SeattleGenetics | SERVIER |
|---|---|---|
| • PRS-060 + 4 additional novel inhaled Anticalin protein programs<br>• Retained co-development and co-commercialization (US) options on PRS-060 and up to 2 additional programs<br>• $57.5M upfront & 2017 milestone<br>• ~$2.1B in milestone potential, plus double-digit royalties<br>• AZ funds all PRS-060 development costs through post-Ph 2a co-development opt-in decision<br>• Access to complementary formulation and device know-how for inhaled delivery | • 3-program partnership based on tumor-localized costimulatory bispecific fusion proteins<br>• Pieris retains opt-in rights for 50/50 global profit split and U.S. commercialization rights on one of the programs<br>• $30M upfront payment, $1.2B milestone potential<br>• Up to double-digit royalties on non-co-developed products | • PRS-344: PD-L1/4-1BB antibody/Anticalin bispecific<br>• 5-program deal (all bispecific fusion proteins)<br>• Pieris retains option for full U.S. rights for 3 out of 5 programs<br>• $31M upfront payment, $1.8B milestone potential<br>• Up to low double-digit royalties on non-co-developed products |

**Strong Partners • Significant Cash Flow • Retained Commercial Rights**

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Anticalin Technology Advantages: Differentiated Respiratory Platform Tear lipocalin (TLC) is abundant in human lung and permeates lung epithelium Very low predicted immunogenicity Stable, monovalent molecules with high melting temperatures and insensitivity to mechanical stress Inhalation pharmacokinetics suitable for once or twice daily administration and compatible with flexible treatment regimes 8

PRS-060: IL-4Rα Antagonist Candidate PRS-060 Function/MoA Inhibiting IL4-Rα (disrupts IL‐4 & IL‐13 signaling) Indications Moderate-to-severe asthma Development Phase I multiple-ascending dose trial PRS-060 Co-development and U.S. co-commercialization Commercial Rights rights, including gross margin share 9

PRS-060 is an Inhaled Drug Candidate for Uncontrolled Asthma Why did we design this? What We Know Regeneron/Sanofi’s dupilumab (systemically administered anti-IL-4Ra antibody) has demonstrated the following: Reduction in biomarker (FeNO*) Improved lung function Exacerbation Reduction & Steroid Sparing 67% 80% reduction in avg. reduction high-eosinophil in corticosteroid patients use *Fractional exhaled nitric oxide What We Are Testing • Is this a local phenomenon? • First-in-man study underway via inhaled delivery 10

Preclinical In Vivo PoC Supports Clinical Development • First inhaled Anticalin protein to potently engage the highly-validated asthma target, IL-4Ra • Localized target engagement in lung tissue supports a rationale for a potential convenient, low-dose, low- cost alternative to systemically-administered antibodies • Preclinical in vivo PoC for pulmonary delivery at doses supportive of daily administration Total and differential cell counts in OVA Lung model Histopathology hIL-13-induced increases in eotaxin Control 48-hr gene expression Percentage inhibition of lung inflammatory cells 06 6 10 48hr after OVA challenge 78% 71% 79% 66% 5 10 06 4 10 06 3 10 06 2 10 06 expression Cell differential Cell ** ** PRS-060 48-hr 06 1 10 in eotaxin Change Fold ** 0 * Total Macrophages Eosinophils Lymphocytes 48hr timepoint Anticaln control *p<0.05, **p<0.001 compared with control TLPC134, (TLPC134) unpaired two-tailed t test (n=9-10); data are Mean SEM PRS-060 Inhibits the influx of key inflammatory cells 24-hr duration of action at doses both in lavage fluid and lung tissue feasible for inhalation 11

PRS-060 Phase I Trial Single Ascending Multiple Ascending Dose Dose Dosing patients with mild asthma, Healthy volunteers elevated FeNO at baseline Initiated in December 2017 Initiated in July 2018 Evaluating safety, tolerability, PK, Study completed PD and will also evaluate FeNO reduction vs. placebo Safe and well tolerated in single Pieris is sponsoring the trial, dose administration ranging from AstraZeneca is reimbursing Pieris 0.25-400mg for all associated costs 12

Moderate-to-Severe Asthma Market Opportunity U.S. EU asthma patients over 12 asthma patients over 12 19.0M years of age in the U.S 19.0M47.8M years of age in the EU with moderate-to- 21.5M with moderate-to- 7.8M7.8M severe asthma (41%) severe asthma (45%) 3.1M3.1M uncontrolled (40%) 8.6M uncontrolled (40%) 1.9M high EOs (60%) 1.2M low EOs (40%) 5.2M high EOs (60%) 3.4M low EOs (40%) All numbers reflect 2016 estimates. Source: Artisan Healthcare Consulting analysis, including the following: CDC, Eurostat, Rabe (2004), Cazzoletti (2007), Colice (2012), Hekking (2015). 13

# Anticalin Technology Advantages: Well-Equipped for Targeted IO Agonism


A Varied Immune Synapse...
...Does Not Materially Impact Target Engagement...
...But Impacts Efficacy
~15nm
C-terminal Heavy chain fusion
~8nm
C-terminal Light chain fusion
~5nm
N-terminal Heavy chain fusion
~5nm
N-terminal Light chain fusion
CD137 binding
Her-2 binding
RFU
Drug conc [nM]
IL-2 [pg/mL]
concentration [nM]
Construct A
Construct B
construct C
construct D
ctrl
Stand-alone building block affinity
Bispecific-based building block affinity

## The Natural Immune Synapse


13.4 nm
TNFRSL
(e.g. 4-1BB Ligand)
TNFRS
(e.g. 4-1BB)

## Efficacy Experimental Design


IL-2
IFN-g
T Cell
Activation
Signal 1
Signal 2
4-1BB/HER-2 bispecific
4-1BB
HER-2
a-CD3 Antibody
Culture Dish
HER-2+ Tumor Cell

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PRS-343: 4-1BB/HER2 Bispecific HER2-Targeting Candidate PRS-343 Antibody Tumor-targeted 4-1BB agonism, HER2 Function/MoA antagonism Indications HER2+ solid tumors Development Phase I Commercial Rights Fully proprietary 4-1BB-Targeting Anticalin Proteins 15

# 4-1BB (CD137): Validated Target in Need of Appropriate Drug

- Marker for tumor-specific T cells in TME
- Ameliorates T-cell exhaustion & critical for T-cell expansion
- Drives anti-tumor cytolytic activity
- Drives central memory T-cell phenotype

*Systemically agonizing 4-1BB mAb (urelumab) has shown clinical activity yet caused significant toxicity*



HER2+
Tumor Cell
Tumor-Specific
T Cell
PRS-343
HER2-Targeting
Antibody
4-1BB-Targeting
Anticalin Proteins

**PRS-343 was designed for TME-specific 4-1BB activation***

*4-1BB *trimerization* required for activation

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PRS-343 Shows Localized Activity in Humanized Mouse Model CD8+ Proliferation in TME Peripheral CD8+ Proliferation Systemic Toxicity PRS-343 Yes No No 4-1BB mAb No Yes Yes Isotype Control No No No CD8+ Proliferation in TMEPeripheral CD8+ Proliferation Systemic Toxicity hCD3 hCD4 hCD8 Plot 100μg PRS-343 100 CD3 CD4 CD8 100μg anti-4-1BB 100µg 30 CD45 20 PRS-343 + mAb 10 % CD8 Frequency [%] Frequency 0 of 100μ IgG4 isotype CD45+ 30 CD3 CD4 CD8 ctrl 100µg CD45 50 20 Isotype Ctrl 10 Frequency [%] Frequency 0 Percent Survival Percent 30 CD3 CD4 CD8 CD45 100µg 20 Anti-4-1BB 10 Frequency[%] 0 0 10 20 30 40 Experimental Design: • SKOV-3 tumor cells grafted onto immune-deficient mice and grown to predetermined volume • Human PBLs + control or PBLs + PRS-343 administered 17

PRS-343 Phase I Escalation and Expansion Trials First patient dosed September 2017 Bladder Enrolling patients with HER2+ solid tumors Dose-escalation trial ongoing; expansion initiation pending positive escalation data Gastric Full PK, safety, tolerability and biomarker data in 2019 Other(s) First patient dosed in combination with atezolizumab (Tecentriq®) in August 2018 (drug supply agreement with Roche) ESCALATION      MD Anderson Cancer Center 18

PRS-344: 4-1BB/PD-L1 Bispecific PD-L1-Targeting Candidate PRS-344 Antibody Function/MoA Localized 4-1BB agonism with PD-L1 antagonism Indications N.d. Development Preclinical Opt-in for co-development with full U.S. Commercial Rights commercial rights; royalty on ex-U.S. sales 4-1BB-Targeting Anticalin Proteins 19

# PRS-344: Addressing Synergistic IO Biology

- Combining the benefits of tumor-localized 4-1BB agonism with PD-L1 blockade
- Pan-tumor opportunity
- Publications support preclinical rationale of the combination, as evidenced below:

***Synergistic Response of PD-1+4-1BB Combination Demonstrated In Preclinical Models***

**PD-L1 Targeting Antibody**



**4-1BB-Targeting Anticalin Proteins**



IgG
0/8 tumor free
0/8 PR
αPD1
0/8 tumor free
1/8 PR
α41BB
0/8 tumor free
5/8 PR
αPD1 + α41BB
4/9 tumor free
2/9 PR
tumor size (mm²)
0
50
100
150
200
250
0
10
20
days

**PD-1+4-1BB combo demonstrates robust preclinical anti-tumor activity**



CD8⁺
TIL
LN
IgG
anti-PD1
anti-41BB
anti-PD1
anti-41BB
36.0
49.3
6.09
8.62
38.8
6.03
50.4
4.74
30.7
12.9
50.0
6.39
55.1
11.5
30.3
3.10
56.9
22.2
17.5
3.43
MitoFM
0
0
2NBDG

Adapted Menk *et al*. JEM (2018)

**4-1BB agonism enhances mitochondrial function in T cells**

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Financial Overview (As of 9/30/18) $137.3 M $0.0 $35.7 M 54.1 M Cash & Cash Debt YTD OPEX CSO Equivalents $120+ M non-dilutive capital since January 2017 21

# Scientific and Clinical Advisory Boards

## SCIENTIFIC ADVISORY BOARD: ONCOLOGY

- E. John Werry, PhD
  *University of Pennsylvania*
- Vijay Kuchroo DVM, PhD
  *Harvard Medical School*
- Michael Curran, PhD
  *MD Anderson Cancer Center*
- Dario Vignali, PhD
  *University of Pittsburgh*
- Padmanee Sharma, PhD
  *MD Anderson Cancer Center*

## SCIENTIFIC ADVISORY BOARD: RESPIRATORY

- Gary Anderson, PhD
  *University of Melbourne*
- Peter Barnes, FRS
  *Imperial College*
- Bruce Levy, MD
  *Harvard University, Brigham and Women's Hospital*
- Fan Chung, MD, DSc
  *Imperial College*
- Ian Adcock, PhD
  *Imperial College*
- Oliver Eickelberg, MD
  *University of Denver*
- Sally Wenzel, MD
  *University of Pittsburgh Medical Center*

## CLINICAL ADVISORY BOARD: ONCOLOGY

- Sandra Swain, MD
  *Georgetown University Cancer Center*
- Noah Hahnm, MD
  *Johns Hopkins University School of Medicine*
- David Ilson, MD, PhD
  *Memorial Sloan-Kettering Cancer Center, Weill Cornell Medical College*
- Funda Eric-Bernstam, MD, PhD
  *Institute for Personalized Cancer Therapy, MD Anderson Cancer Center*
- Mario Sznol, MD
  *Yale University*

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Pieris Pharmaceuticals 255 State Street Lise-Meitner-str. 30 Boston, MA 02109 85254 Freising USA Germany IR: kelman@pieris.com BD: niemeier@pieris.com NASDAQ: PIRS www.pieris.com